Exhibit 10.15b

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                           AND TO SECURITY AGREEMENT

                                                 March 10, 2006

PEI Holdings, Inc.
680 North Lakeshore Drive
Chicago, Illinois 60611

Ladies and Gentlemen:

            Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of April 1, 2005, among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the financial institutions from time to time party thereto (the "Lenders"), and Bank of America, N.A., as Agent for the Lenders ("Agent") (as amended, supplemented or otherwise modified to date, the "Credit Agreement"). Reference is further made to that certain Security Agreement dated as of March 11, 2003, among Playboy Enterprises, Inc., a Delaware corporation, certain domestic subsidiaries of Borrower and Agent (as amended, supplemented or otherwise modified to date, the "Security Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Credit Agreement.

            Borrower has requested that Agent and Lenders agree to amend each of the Credit Agreement and the Security Agreement in certain respects, and Agent and Lenders have agreed to such amendments, on the terms, and subject to the conditions, contained herein.

            Therefore, Borrower, Agent and Lenders hereby agree as follows:

            1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

            (a) The  definition  of the  term  "Applicable  Rate"  contained  in
Section 1 .O1 of the Credit Agreement is hereby amended by deleting the last paragraph of the definition and replacing the last paragraph with the following:

            The Applicable Rate will be in effect from the first day of the month following the delivery date of each quarterly Compliance Certificate (an "Adjustment Date") until the first day of the month following the delivery date of the next quarterly Compliance Certificate. If no Compliance Certificate is delivered when due in accordance with Section 6.02(b), the then-applicable

      Pricing Level will remain in effect until actual delivery of such Compliance Certificate, at which time the Pricing Level will be adjusted retroactive to the applicable Adjustment Date.

            (b) New definitions of the terms "China", "CJI" and "Gibraltar" are hereby inserted into Section 1.01 of the Credit Agreement in appropriate alphabetical order, as follows:

            "China" means Playboy Clubs China, Ltd., a Cayman Islands corporation and a wholly-owned Subsidiary of PEII.

            "CJI" means CJI Holdings, Inc., a Delaware corporation and a wholly- owned subsidiary of PEGI.

            "Gibraltar"  means  Playboy.com   Internet  Gaming  (Gibraltar)
      Limited, a Gibraltar corporation and a wholly-owned Subsidiary of Playboy.com Internet Gaming, Inc.

            (c) Section 6.10 of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:

            6.10 Additional Guarantors.

            Notify Agent (i) at the time that any Person (other than a Playboy.com Entity, China or CJI) becomes a Domestic Restricted Subsidiary of Playboy, (ii) within 60 days after the formation of each of China and CJI, and (iii) within 150 days after each Playboy.com Entity becomes a Wholly-Owned Restricted Subsidiary of Playboy; and promptly thereafter (and in any event within 30 days after the applicable notice is required to be given), cause each such Person (a) other than a Foreign Subsidiary, to become a Guarantor by executing and delivering to Agent a Loan Guaranty or Loan Guaranty joinder in a form reasonably acceptable to Agent, (b) other than a Foreign Subsidiary, to deliver to Agent documents reasonably necessary to grant to Agent (and permit Agent to perfect) a Lien on the personal property of such Person to the extent permitted herein,
      (c) to cause the appropriate Person to deliver to Agent a Pledge Agreement granting to Agent a Lien on the Equity Interests of such Person (excluding China and Gibraltar, unless otherwise agreed by Agent and Borrower) and (d) to deliver to Agent documents of the types referred to in clause (iv) of Section 4.01(a) and favorable opinions of counsel (including in-house counsel) to such Person
      (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (a), (b) and (c)), as applicable, all in form, content and scope reasonably satisfactory to Agent.

            (d) Section 10.01 of the Credit Agreement is amended by inserting the phrase "(other than the Security Agreements, amendment of which shall be governed by the


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

terms thereof)" after the phrase "any other Loan Document" in the first line of the first paragraph of this Section.

            2. Amendments to Security Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Security Agreement is hereby amended as follows:

            (a) The first sentence of Section 4.1 of the Security Agreement is hereby amended by deleting such sentence and replacing such sentence with the following:

      No Debtor shall change such Debtor's name, type of organization or jurisdiction of organization without providing thirty (30) days' prior written notice to Agent; provided, that in the case of a change in the name of After Dark Video, Inc., such Debtor shall provide notice thereof to Agent within two hundred thirty (230) days thereafter.

            (b) The first sentence of Section 4.12(d) of the Security Agreement is hereby amended by deleting such sentence and replacing such sentence with the following:

      Each Debtor shall give Agent not less than thirty (30) days prior written notice of any change in such Debtor's chief executive office and principal place of business or of any new location of business or any new location for any of the Collateral that is material to such Debtor and that consists of Equipment or Inventory; provided, that in the case of new locations of After Dark Video, Inc., such Debtor shall provide notice thereof to Agent within two hundred thirty (230) days thereafter.

            3. Scope. Except as amended hereby, each of the Credit Agreement and the Security Agreement remains unchanged and in full force and effect.

      4. Effectiveness. This First Amendment to Amended and Restated Credit Agreement and to Security Agreement (the "Amendment") shall be effective retroactive to July 25, 2005 when executed by Lenders and Agent and agreed to by Borrower and returned to Agent, together with a reaffirmation of the guaranty executed by each Guarantor.

            5. Severability. If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

            7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT BORROWER, AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                                            Very truly yours,

                                            BANK OF AMERICA, N.A., as Agent

                                            By /s/ David A. Johanson
                                               ---------------------------------
                                            Its    David A. Johanson
                                               ---------------------------------
                                                   Vice President


                                            BANK OF AMERICA, N.A., as a Lender

                                            By /s/ Craig W. McGuire
                                               ---------------------------------
                                            Its    Craig W. McGuire
                                               ---------------------------------
                                                   Senior Vice President


                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            as a Lender

                                            By
                                               ---------------------------------
                                            Its
                                               ---------------------------------



ACKNOWLEDGED AND AGREED TO
THIS lOTH DAY OF MARCH, 2006:

PEI HOLDINGS, INC., as Borrower


By
   --------------------------------------
Its
   --------------------------------------

Signature Page to First Amendment to
A/R Credit Agreement and Security Agreement

            7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT BORROWER, AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                                            Very truly yours,

                                            BANK OF AMERICA, N.A., as Agent

                                            By
                                               ---------------------------------
                                            Its
                                               ---------------------------------



                                            BANK OF AMERICA, N.A., as a Lender

                                            By
                                               ---------------------------------
                                            Its
                                               ---------------------------------



                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            as a Lender

                                            By /s/ Siamak Saidi
                                               ---------------------------------
                                            Its  AVP
                                               ---------------------------------



ACKNOWLEDGED AND AGREED TO
THIS lOTH DAY OF MARCH, 2006:

PEI HOLDINGS, INC., as Borrower


By
   --------------------------------------
Its
   --------------------------------------

Signature Page to First Amendment to
A/R Credit Agreement and Security Agreement

            7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT BORROWER, AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                                            Very truly yours,

                                            BANK OF AMERICA, N.A., as Agent

                                            By
                                               ---------------------------------
                                            Its
                                               ---------------------------------



                                            BANK OF AMERICA, N.A., as a Lender

                                            By
                                               ---------------------------------
                                            Its
                                               ---------------------------------



                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            as a Lender

                                            By
                                               ---------------------------------
                                            Its
                                               ---------------------------------



ACKNOWLEDGED AND AGREED TO
THIS lOTH DAY OF MARCH, 2006:

PEI HOLDINGS, INC., as Borrower


By  /s/ Robert Campbell
   --------------------------------------
Its Treasurer
   --------------------------------------

Signature Page to First Amendment to
A/R Credit Agreement and Security Agreement

                           REAFFIRMATION OF GUARANTY

            Reference is made to that certain Amended and Restated Credit Agreement, dated as of April 1, 2005 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the various financial institutions as are, or may from time to time become, parties thereto ("Lenders"), and Bank of America, N.A., as a Lender and as agent for the Lenders ("Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

            Each of the undersigned hereby acknowledges that it has executed a Master Corporate Guaranty, dated March 11, 2003 (the "Guaranty"), of all of the obligations of Borrower to Agent and Lenders under the Credit Agreement and as more fully described in the Guaranty. Each of the undersigned further acknowledges that such Guaranty was reaffirmed pursuant to a Reaffirmation of Guaranty dated as of April 1, 2005.

            Each of the undersigned hereby (i) acknowledges and consents to the execution, delivery and performance of the First Amendment to Amended and Restated Credit Agreement and to Security Agreement (the "Amendment") of even date herewith and (ii) ratifies and affirms the Guaranty in all respects.

            Each of the undersigned further agrees that each Loan Document to which it is a party shall remain in full force and effect following the execution and delivery of the Amendment and that all references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended or otherwise modified from and after the date hereof.

            This Reaffirmation of Guaranty may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.


                                  *  *  *  *  *  *

                             Signature Pages Follow

      IN WITNESS WHEREOF, this Reaffirmation of Guaranty has been duly executed this 10th day of March 2006.

                    ADULTVISION COMMUNICATIONS, INC.
                    AL ENTERTAINMENT, INC.
                    ALTA LOMA DISTRIBUTION, INC.
                    ALTA LOMA ENTERTAINMENT, INC.
                    ANDRITA STUDIOS, INC.
                    CANDLELIGHT MANAGEMENT LLC
                      By: Playboy TV International, LLC, its Sole Member,
                          By: Playboy Entertainment Group, Inc., its Sole Member
                    CHELSEA COURT HOLDINGS LLC
                      By: Playboy TV International, LLC, its Sole Member,
                          By: Playboy Entertainment Group, Inc., its Sole Member
                    CLARIDGE ORGANIZATION, LLC
                      By: Playboy TV International, LLC, its Sole Member,
                          By: Playboy Entertainment Group, Inc., its Sole Member
                    CPV PRODUCTTQNS, INC.
                    CYBERSPICE, INC.
                    ICS ENTERTAINMENT, INC.
                    IMPULSE PRODUCTIONS, INC.
                    INDIGO ENTERTAINMENT, INC.
                    ITASCA HOLDINGS, INC.
                    LAKE SHORE PRESS, INC.
                    LIFESTYLE BRANDS, LTD.
                    MH PICTURES, INC.
                    MYSTIQUE FILMS, INC.
                    PLANET PLAYBOY, INC.
                    PLANET SPICE, INC.
                    PLAYBOY CLUB OF HOLLYWOOD, INC.
                    PLAYBOY CLUB OF NEW YORK, INC.
                    PLAYBOY CLUBS INTERNATIONAL, INC.
                    PLAYBOY CRUISE GAMING, INC.
                    PLAYBOY ENTERTAINMENT GROUP, INC.
                    PLAYBOY GAMING INTERNATIONAL, LTD.
                    PLAYBOY GAMING NEVADA, INC.
                    PLAYBOY GAMING UK, LTD.
                    PLAYBOY JAPAN, INC.
                    PLAYBOY MODELS, INC.


                    By:   /s/ Robert Campbell
                       ---------------------------------------------------------
                       Name:  Robert Campbell
                       Title: Treasurer

                    PLAYBOY OF LYONS, INC.
                    PLAYBOY OF SUSSEX, INC.
                    PLAYBOY PREFERRED, INC.
                    PLAYBOY PROPERTIES, INC.
                    PLAYBOY SHOWS,INC.
                    PLAYBOY TV INTERNATIONAL, LLC
                      By: Playboy Entertainment Group, Inc., its Sole Member
                    PRECIOUS FILMS, INC.
                    SPECIAL EDITIONS, LTD.
                    SPICE DIRECT, INC.
                    SPICE ENTERTAINMENT, INC.
                    SPICE INTERNATIONAL, INC.
                    SPICE NETWORKS, INC.
                    SPICE PRODUCTIONS, INC.
                    STEELTON, INC.
                    TELECOM INTERNATIONAL, INC.
                    WOMEN PRODUCTIONS, INC.


                    By     /s/ Robert Campbell
                      ----------------------------------------------------------
                    Name:  Robert Campbell
                    Title: Treasurer

                    PLAYBOY ENTERPRISES, INC.
                    PLAYBOY ENTERPRISES INTERNATIONAL,INC.


                    By     /s/ Robert Campbell
                      ----------------------------------------------------------
                    Name:  Robert Campbell
                    Title: Senior Vice President,
                           Treasurer and Strategic Planning

                    SPICE HOT ENTERTAINMENT, INC.
                    SPICE PLATINUM ENTERTAINMENT, INC.


                    By
                      ----------------------------------------------------------
                    Name:  Catherine A. Zulfer
                    Title: Treasurer

                    PLAYBOY OF LYONS, INC.
                    PLAYBOY OF SUSSEX, INC.
                    PLAYBOY PREFERRED, INC.
                    PLAYBOY PROPERTIES, INC.
                    PLAYBOY SHOWS,INC.
                    PLAYBOY TV INTERNATIONAL, LLC
                      By: Playboy Entertainment Group, Inc., its Sole Member
                    PRECIOUS FILMS, INC.
                    SPECIAL EDITIONS, LTD.
                    SPICE DIRECT, INC.
                    SPICE ENTERTAINMENT, INC.
                    SPICE INTERNATIONAL, INC.
                    SPICE NETWORKS, INC.
                    SPICE PRODUCTIONS, INC.
                    STEELTON, INC.
                    TELECOM INTERNATIONAL, INC.
                    WOMEN PRODUCTIONS, INC.


                    By
                      ----------------------------------------------------------
                    Name:  Robert Campbell
                    Title: Treasurer

                    PLAYBOY ENTERPRISES, INC.
                    PLAYBOY ENTERPRISES INTERNATIONAL,INC.


                    By
                      ----------------------------------------------------------
                    Name:  Robert Campbell
                    Title: Senior Vice President,
                           Treasurer and Strategic Planning

                    SPICE HOT ENTERTAINMENT, INC.
                    SPICE PLATINUM ENTERTAINMENT, INC.


                    By    /s/ Catherine A. Zulfer
                      ----------------------------------------------------------
                    Name:  Catherine A. Zulfer
                    Title: Treasurer


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

                                  ACKNOWLEDGED AND AGREED TO
                                  THIS 10TH DAY OF MARCH 2006:

                                  BANK OF AMERICA, N.A., as Agent


                                  By /s/ David A. Johanson
                                     ------------------------------------------
                                  Name:  David A. Johanson
                                      -----------------------------------------
                                  Title: Vice President
                                        ---------------------------------------


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